                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-91238, File No. 33-94878, File No. 33-99728 and File No. 333-37795).




     /s/ ARTHUR ANDERSEN LLP

         Chattanooga, Tennessee

         January 29, 2002
        ------------------------